UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2012

ACCO BRANDS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-08454	36-2704017
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Tower Parkway Lincolnshire, IL 60069		60069
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (847) 541-9500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02 Results of Operations and Financial Condition

On April 17, 2012 ACCO Brands Corporation (the “Company”) issued a press release providing preliminary unaudited sales and operating income results for the first quarter ended March 31, 2012. The results were provided to help facilitate the Company’s financing efforts related to the Merger. The press release relating to the Company’s announcement, except for the “Business Outlook” section therein, is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

Section 7—Regulation FD

Item 7.01 Regulation FD Disclosure.

On April 17, 2012 the Company reiterated its guidance for the full 2012 fiscal year. In addition, the Company issued indicative preliminary guidance, assuming completion of its pending merger (the “Merger”) with the Consumer and Office Products business of MeadWestvaco Corporation (“MCOP”), for the combined business that assumes that MCOP was owned by the Company for all of 2012. The Company also provided adjusted combined business earnings-per-share guidance for the 2013 fiscal year. The information described herein is being furnished under the section headed “Business Outlook” in the press release filed herewith as Exhibit 99.1.

The information contained in and furnished under this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that section. Furthermore, such information shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act, unless specifically incorporated by reference therein. This report will not be deemed a determination or an admission as to the materiality of any information in or furnished under this Item 7.01 that is required to be disclosed solely by Regulation FD. The information in and furnished under Item 7.01 of this report may be accurate only as of the date hereof and is subject to change. The Company does not assume any obligation to update the information furnished with this report

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit 99.1 – Press Release dated April 17, 2012. Information contained in the Press Release shall be deemed “filed” by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, except for the information disclosed in the Press Release under the heading “Business Outlook,” which is being furnished and shall not be deemed “filed”.

Forward Looking Statements

This Current Report contains certain statements that may constitute “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to certain risks and uncertainties, are made as of the date hereof and the Company assumes no obligation to update them. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Because actual results may differ from those predicted by such forward-looking statements, you should not place undue reliance on them when deciding to buy, sell or hold the Company’s securities. Among the factors that could cause our plans, actions and results to differ materially from current expectations are: fluctuations in the cost and availability of raw materials; competition within the markets in which the company operates; the effects of both general and extraordinary economic, political and social conditions, including any volatility and disruption in the capital and credit markets; the effect of consolidation in the office products industry; the liquidity and solvency of our major customers; our continued ability to access the capital and credit markets; the dependence of the company on certain suppliers of manufactured products; the risk that targeted cost savings and synergies from previous business combinations may not be fully realized or take longer to realize than expected; future goodwill and/or impairment charges; foreign exchange rate fluctuations; the development, introduction and acceptance of new products; the degree to which higher raw material costs, and freight and distribution costs, can be passed on to customers through selling price increases and the effect on sales volumes as a result thereof; increases in health care, pension and other employee welfare costs; as well as other risks and uncertainties detailed in the company’s Annual Report on Form 10-K for the year ended December 31, 2011, as amended, under Item 1A, “Risk Factors,” and in the Company’s other SEC filings.

Forward Looking Statements Related to the Merger

Among the factors that could cause actual results concerning the Merger to differ materially from those indicated by such forward-looking statements, include, among other things, risks and uncertainties relating to the ability to obtain the requisite Company stockholder approvals; the risk that the Company or MeadWestvaco Corporation may be unable to obtain governmental and regulatory approvals required for the Merger; the risk that a condition to closing of the Merger may not be satisfied; the length of time necessary to consummate the Merger; the risk that the cost savings and any other synergies from the Merger may not be fully realized or may take longer to realize than expected; and the impact of additional indebtedness. These risks, as well as other risks associated with the Merger and the transactions being undertaken to finance the Merger, are more fully discussed in the registration statement on Form S-4 that the Company filed with the United States Securities and Exchange Commission (“SEC”) on March 22, 2012 (the “Registration Statement”).

Additional Information

In connection with the proposed Merger, the Registration Statement has been declared effective by the SEC. The Registration Statement includes a proxy statement/prospectus of the Company that is being sent to the stockholders of the Company. Stockholders are urged to read the proxy statement/prospectus and any other relevant documents when they become available, because they contain important information about the Company and the Merger. The proxy statement/prospectus and other documents can be obtained free of charge from the SEC’s website at www.sec.gov. The proxy statement/prospectus and other documents can also be obtained free of charge from the Company upon written request to ACCO Brands Corporation, Investor Relations, 300 Tower Parkway, Lincolnshire, Illinois 60069, or by calling (847) 484-3020.

This communication is not a solicitation of a proxy from any security holder of the Company. However, the Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the proposed Merger under the rules of the SEC. Information about the directors and executive officers of the Company may be found in its 2011 Annual Report on Form 10-K, as amended, and its definitive proxy statement related to its 2012 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCO BRANDS CORPORATION (Registrant)

Date: April 17, 2012	By:	/s/ Neal V. Fenwick
	Name:	Neal V. Fenwick
	Title:	Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT

99.1	Press release dated April 17, 2012